EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the registration statement (No. 333-102696) on Form S-8 of OFG Bancorp our report dated June 25, 2026, with respect to the financial statements and supplemental information of The Oriental Bank CODA Profit Sharing Plan.

/s/ GRANT THORNTON PUERTO RICO LLP

San Juan, Puerto Rico
June 25, 2026
1